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                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A

        SUPPLEMENT DATED AUGUST 6, 2010 TO PROSPECTUS DATED MAY 21, 2010

          New Limitations on Availability of Contracts and Extension of Contractual Limit for the Core Diversified Growth & Income Portfolio

This Supplement announces (1) new limitations on 401(k) plan participants who may roll over their distributions from their plan into the GIFL ROLLOVER VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA") or John Hancock Life Insurance Company of New York ("John Hancock New York") (the "Contracts") and (2) the extension of a contractual expense limitation for the Core Diversified Growth & Income Portfolio. It supplements Contract prospectuses dated May 21, 2010 (the "Annuity Prospectus").

You should read this Supplement together with the current prospectus for the Contract you purchase (the "Annuity Prospectus"), and retain both documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our websites at www.jhannuities.com or www.jhannuitiesnewyork.com.

UNAVAILABILITY OF CONTRACTS TO CERTAIN GUARANTEED INCOME FOR LIFE SELECT 401(K) RETIREMENT PLAN PARTICIPANTS

Effective August 6, 2010, the Contracts are no longer available to any participants, including certain spousal beneficiaries, in a retirement plan intended to qualify under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), and currently funded, in whole or in part, by a John Hancock USA or John Hancock NY group annuity with a Guaranteed Income for Life Select feature (a "Guaranteed Income for Life Select 401(k) Retirement Plan"), unless the GIFL Select IRA Rollover Variable Annuity, which is offered by means of another prospectus, is not available for sale in that participant's state. If the GIFL Select IRA Rollover Variable Annuity is available for sale in that participant's state, a Guaranteed Income for Life Select 401(k) Retirement Plan participant may be able to roll over a single distribution from a Guaranteed Income for Life Select 401(k) Retirement Plan into a GIFL Select IRA Rollover Variable Annuity. Please read the prospectus for the GIFL Select IRA Rollover Variable Annuity for more information.

Participants, including certain spousal beneficiaries, in a 401(k) retirement plan currently funded, in whole or in part, by a John Hancock USA or John Hancock New York group annuity contract with a Guaranteed Income for Life rider (a "Guaranteed Income for Life 401(k) Retirement Plan") may continue to roll over distributions into the Contracts.

We revise references in the Annuity Prospectus to a "GIFL 401(k) Retirement Plan" to mean a retirement plan intended to qualify under Section 401(k) of the Code and funded, in whole or in part, by a John Hancock USA or a John Hancock New York group annuity contract with a Guaranteed Income for Life rider, or, in those states where the GIFL Select IRA Rollover Variable Annuity is not available for sale, with a Guaranteed Income for Life Select rider.

EXTENSION OF CONTRACTUAL EXPENSE LIMITATION FOR THE CORE DIVERSIFIED GROWTH & INCOME PORTFOLIO

We amend disclosure in footnote 2 to the table of annual Portfolio operating expenses under "III. Fee Tables" in the Annuity Prospectus to reflect that John Hancock Investment Management Services, LLC, the investment adviser for the Core Diversified Growth & Income Portfolio, has extended the expiration date of that Portfolio's 0.10% contractual expense limitation on other Portfolio level expenses from April 30, 2011 to April 30, 2012. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, underlying Portfolio expenses, transfer agent and blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

You should retain this Supplement for future reference.

                         SUPPLEMENT DATED AUGUST 6, 2010

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